UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	October 31, 2013

Fundamental International Equity Funds
Concentrated International Equity
International Small Cap
Strategic International Equity

Goldman Sachs Fundamental International Equity Funds

■	CONCENTRATED INTERNATIONAL EQUITY

■	INTERNATIONAL SMALL CAP

■	STRATEGIC INTERNATIONAL EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Market Review	3

Portfolio Management Discussions and Performance Summaries	5

Schedule of Investments	26

Financial Statements	34

Financial Highlights	38

Notes to the Financial Statements	44

Report of Independent Registered Public Accounting Firm	58

Other Information	59

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Goldman Sachs Concentrated International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. Because the Fund may invest in a relatively small number of issuers, the Fund is subject to greater risk of loss.

The Goldman Sachs International Small Cap Fund invests primarily in a diversified portfolio of equity investments in non-U.S. small-capitalization companies. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.

The Goldman Sachs Strategic International Equity Fund invests primarily in a diversified portfolio of equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. Foreign and emerging markets investments may be more volatile and less liquid than investments in U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental International Equity Investment Process?

Goldman Sachs’ Fundamental International Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by research teams working together on a global scale. Our deep, diverse and experienced team of research analysts and portfolio managers combines local insights with global, industry-specific expertise to identify its best investment ideas.

■	Fundamental research teams based in the United States, United Kingdom, Japan, China, Australia, Singapore, Brazil, and India and focusing on long-term business and management quality

■	Analysts collaborate regularly to leverage regional and industry-specific research and insights

■	Global perspective is informed by local market expertise

■	A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■	Team of experienced Research Analysts is regionally aligned and has sector expertise

■	Team leverages the research of the approximately 80+ regional investment professionals

■	Decision-making process is informed by active participation in the global research process

■	Security selections are aligned with level of investment conviction

■	Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■	Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

International equity portfolios that strive to offer:

■	Access to markets across the world

■	Disciplined approach to stock selection

■	Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Equity International Funds

Market Review

International equities rallied during the 12-month period ended October 31, 2013 (the “Reporting Period”). The MSCI Europe, Australasia, Far East (EAFE) Index (net, unhedged) (the “MSCI EAFE Index”) posted a return of 26.88%.* The commitment to low interest rates and easy monetary policy from central banks in the U.S., Europe and Japan was one of the biggest drivers of equity markets during the Reporting Period.

International equities extended the rally from 2012 into much of the first half of 2013 before bullish sentiment began to fade in May 2013. European equity markets performed well despite a banking crisis in Cyprus, a political stalemate in Italy and further economic contraction in the Eurozone. Japanese equities overall performed particularly well, as its market rallied on the hope that the aggressive stimulus plans of new prime minister Shinzo Abe’s government would promote economic growth and inflation. Further supporting the Japanese equity market was the yen weakening to its lowest level against the U.S. dollar since mid-2009 on expectations the new head of the Bank of Japan, Haruhiku Kuroda, would aggressively pursue a 2% inflation target. A weaker yen benefits Japan’s export-oriented economy. Japanese equities hit a five-year high during May 2013 before taking a sharp downturn along with a number of other global equity markets.

In mid-May 2013, U.S. Federal Reserve (“Fed”) Chair Bernanke announced the potential tapering of its pace of quantitative easing asset purchases, sparking a global equity market decline. Equity markets reacted negatively again in June 2013 on news the slowing of asset purchases could begin later in 2013, with the program ending by the middle of 2014 if the U.S. economy grows as expected. European equity markets rallied back in July 2013, as the Eurozone reported 0.3% Gross Domestic Product (“GDP”) growth for the second calendar quarter, ending six consecutive quarters of economic contraction. However, uncertainty from worsening geopolitical situations in Egypt and Syria weighed on global equity markets in August 2013. Oil prices responded accordingly, as the international Brent crude oil index hit a six-month high. Gold prices spiked to a three-month high.

International equities rallied strongly in September 2013 on the Fed’s unexpected announcement to delay the tapering of its asset purchases. The rally continued through October 2013 as additional events and/or data releases suggested global monetary conditions would likely remain loose. For example, the U.S. added fewer jobs than expected in September 2013; Janet Yellen, a relatively dovish choice, was nominated to succeed Ben Bernanke as Fed Chair; the European Purchasing Managers’ Index (“PMI”) and the German Ifo Business Climate Index each fell; and the European Central Bank (“ECB”) held interest rates at 0.5% due to a “weak, fragile and uneven” recovery in Europe. The Bank of Japan confirmed in October 2013 that it would keep injecting liquidity into the system in an effort to meet its inflation goals.

For the Reporting Period overall, Japan was the best performing region, while the Asia ex-Japan region underperformed the MSCI EAFE Index. From a sector perspective, the consumer discretionary and telecommunication services sectors notably outperformed the MSCI EAFE Index, followed by financials, industrials and information technology, which also performed strongly. Energy and materials posted positive returns but significantly underperformed the MSCI EAFE Index, largely on weaker commodity prices for much of the Reporting Period.

*All	index returns are expressed in U.S. dollar terms.

MARKET REVIEW

Looking Ahead

By the end of the Reporting Period, sentiment on Europe had improved significantly, as the Eurozone economy appeared to have come out of recession and was expected to grow, albeit modestly, in 2014. Importantly, European corporate earnings were still well below peak levels at the end of October 2013, leaving room for upside. Further, despite strong performance in European equities overall in the last months of the Reporting Period, valuations were still lower than in several other regions as well as relative to their own historical levels.

In Japan, big stimulus and bold reforms, including an inflation target of 2%, fueled a sharp rally in its equity market during the Reporting Period. If the reforms result in real change, we believe Japanese equities could have further upside potential. Equity valuations were below their historical averages at the end of October 2013 despite the fact that Japanese corporate earnings could increase substantially as they come off a low base. In addition, foreign and domestic investors who have held only modest positions in Japanese equities in their portfolios for years now may finally reverse course if inflation takes hold.

Overall, while economic recovery still looks fragile to us in most developed market regions, in our view it may be good enough to support meaningful increases in corporate earnings growth and tempt investors into riskier assets, supporting developed markets equity performance into 2014.

As always, we maintain our focus on seeking companies that we believe will generate long-term growth in today’s ever-changing market conditions.

PORTFOLIO RESULTS

Goldman Sachs Concentrated International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Concentrated International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 31.94%, 30.93%, 30.97%, 32.50%, 31.86% and 32.36%, respectively. These returns compare to the 26.88% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Ericsson, Sumitomo Mitsui Financial Group and Mitsubishi Estate.

Ericsson, the Sweden-based world’s largest maker of wireless network equipment, was the strongest contributor to the Fund’s performance during the Reporting Period. The company saw its sales and profit margin increase sharply during the fourth quarter of 2012, beating consensus estimates. Specifically, Ericsson’s earnings report showed that its sales in North America grew by 51%, as wireless operators and mobile carriers increased their spending to adapt to a growing trend in data consumption. At the end of the Reporting Period, we expected this data consumption trend to continue over the long term and still believed Ericsson was well positioned to benefit.

The Fund’s holding in Japanese financials company Sumitomo Mitsui Financial Group performed well due primarily to good fundamentals. Its securities business performed particularly well on the back of Japan’s strong market recovery. The company also incurred trading gains of exchange-traded funds and fixed income. Its sales of investment trusts in the retail market was strong, too, as individual investors’ interest in the equity market picked up.

Japanese real estate company Mitsubishi Estate was a strong contributor during the Reporting Period. The company develops and leases commercial buildings in central Tokyo. Its shares rose as the asset value of its property holdings appreciated when Shinzo Abe became Japan’s new prime minister in December 2012 and a 2% inflation target was set by the Bank of Japan shortly thereafter. Following Mitsubishi Estate’s strong performance, we decided to sell out of the position, taking profits.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were BG Group, Telecity Group and C&C Group.

BG Group, a U.K. company that specializes in the exploration, production, transmission and distribution of gas, oil and liquefied natural gas, was the biggest detractor from the Fund’s results during the Reporting Period. The company reported in-line third quarter 2013 earnings results, however its production results were lower than expected. The lower production figures were driven by its U.S. exposure, where the bulk of BG Group’s operations are in dry gas, to which not much capital was being allocated. Also, the company faced some weather delays in its operations in Brazil.

Telecity Group, one of the largest data center providers in Europe, based in the U.K., was a new position for the Fund during the Reporting Period, but it detracted from the Fund’s relative performance. The company is exposed to a strong structural trend in rising Internet data volumes and has barriers to competition. However, its stock experienced weakness during the third quarter of 2013 because its U.K. business saw a revenue slowdown, which in turn was driven by delayed openings of new capacity in some of its data centers at the end of 2012. At the end of the Reporting Period, we maintained our conviction in the company’s stock potential.

PORTFOLIO RESULTS

Irish cider and beer company C&C Group, another new position for the Fund during the Reporting Period, disappointed, as the consumer and competitive environment was challenging for drinks companies. However, what we believe is a strong management team at C&C Group has diversified the company’s product portfolio and defended its profit margins. Based on our analysis, we believe two positive drivers were not yet reflected in its share price at the time of our purchase. The first was its strategy of consolidating the Irish drinks market with a broad stable of owned and distributed brands. Second was the significant growth opportunity in the U.S. through the company’s acquisition of Vermont Hard Cider company, giving C&C Group a 50% market share in a rapidly growing niche of the U.S. alcoholic drinks market.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were financials and health care, due primarily to effective stock selection in each. Both stock selection and having an underweighted allocation to materials, which lagged the MSCI Index during the Reporting Period, also helped.

The only two sectors to detract from the Fund’s relative results during the Reporting Period were consumer discretionary and consumer staples, where stock selection in each weighed most negatively on performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in a concentrated portfolio or in countries that represent only a modest proportion of the MSCI Index.

That said, effective stock selection in the U.K., Sweden and Australia boosted its returns most relative to the MSCI Index. The countries that detracted most from the Fund’s performance during the Reporting Period were Ireland and Germany, where stock selection in each hampered results. Having exposure to Indonesia, which is not a component of the MSCI Index and which performed weakly, also hurt.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the Fund remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established new Fund positions during the Reporting Period in German consumer staples company Beiersdorf and in French industrial gas producer Air Liquide.

We initiated a Fund position in Beiersdorf, a company engaged in the production of personal products with a focus on cosmetic products, during the Reporting Period. We believed the company would see improved top line growth, margins and earnings per share driven by a streamlined business strategy with renewed focus on key brands and core markets, product innovation and greater focus by its management on margin improvement.

Due to the nature of Air Liquide’s services, the company builds on-site industrial gas production units next to the customer’s plant, thus limiting competition. It also creates a long-term, highly visible order book. We also liked the company’s robust business model, which is based on “pay-or-take” contracts, which means that clients agree to a fixed fee regardless of their consumption. In our view, Air Liquide’s management has a strong focus on return on capital and on maximizing long-term shareholder returns, as the company has had uninterrupted dividend growth for the last 30 years.

In addition to those sales already mentioned, we sold out of the Fund’s positions in Imperial Tobacco Group, Seven & I Holdings and Aryzta during the Reporting Period.

We exited the Fund’s position in U.K.-based international tobacco company Imperial Tobacco Group during the Reporting Period, as we felt the recession in Europe would continue to have a negative impact on the company’s top line revenues. We sold the Fund’s position in favor of higher conviction ideas.

PORTFOLIO RESULTS

Positive earnings forecasts, which exceeded expectations at the beginning of 2013, caused shares of Japanese food retailer Seven & I Holdings to rise. We decided to sell the Fund’s position in the company in favor of higher conviction ideas that we felt were better positioned to benefit from Abenomics, the popular name for the new Japanese prime minister’s economic plan.

We exited the Fund’s position in Swiss bakery company Aryzta, as its shares had been relatively flat, and we saw what we believed were investment opportunities with better upside potential elsewhere.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. We seek to outpace the MSCI Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K., South Korea, Ireland, the U.S., Australia, France and Finland and less exposure to Spain, Switzerland, Japan, Sweden and Denmark relative to the MSCI Index. At the end of the Reporting Period, the Fund held neutral positions relative to the MSCI Index in several countries and had no position at all in several other countries, most notably Hong Kong, the Netherlands, Italy and Singapore.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in information technology, health care, materials and energy at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in financials, telecommunication services, utilities and consumer discretionary and was rather neutrally weighted compared to the MSCI Index in consumer staples and industrials.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Concentrated International Equity Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	31.94%	26.88%
Class B	30.93	26.88
Class C	30.97	26.88
Institutional	32.50	26.88
Service	31.86	26.88
Class IR	32.36	26.88

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	24.71%	5.17%	5.61%	4.95%	12/01/92
Class B	25.79	5.24	5.58	3.57	5/01/96
Class C	29.93	5.58	5.44	2.22	8/15/97
Institutional	32.45	6.79	6.64	4.78	2/07/96
Service	27.92	5.62	5.79	3.99	3/06/96
Class IR	32.23	N/A	N/A	12.33	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.44%	1.72%
Class B	2.19	2.47
Class C	2.19	2.47
Institutional	1.04	1.31
Service	1.54	1.82
Class IR	1.19	1.46

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business	Country
Beiersdorf AG	4.7%	Household & Personal Products	Germany
Computershare Ltd.	4.0	Software & Services	Australia
Novartis AG (Registered)	3.9	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Kubota Corp.	3.9	Capital Goods	Japan
Telecity Group PLC	3.5	Software & Services	United Kingdom
Air Liquide SA	3.4	Materials	France
BP PLC	3.2	Energy	United Kingdom
Sanofi	3.1	Pharmaceuticals, Biotechnology & Life Sciences	France
Reckitt Benckiser Group PLC	3.1	Household & Personal Products	United Kingdom
Australia & New Zealand Banking Group Ltd.	3.1	Banks	Australia

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service and Class IR Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Concentrated International Equity Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced December 1, 1992)
Excluding sales charges	31.94%	12.19%	5.85%	5.35%
Including sales charges	24.66%	10.92%	5.25%	5.07%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	30.93%	11.36%	5.23%	3.72%
Including contingent deferred sales charges	25.82%	11.07%	5.23%	3.72%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	30.97%	11.35%	5.08%	2.38%
Including contingent deferred sales charges	29.94%	11.35%	5.08%	2.38%

Institutional (Commenced February 7, 1996)	32.50%	12.63%	6.29%	4.92%

Service (Commenced March 6, 1996)	27.98%	11.41%	5.44%	4.13%

Class IR (Commenced August 31, 2010)	32.36%	N/A	N/A	12.99%

PORTFOLIO RESULTS

Goldman Sachs International Small Cap Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs International Small Cap Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 27.90%, 26.90%, 26.81%, 28.43%, 27.75% and 28.20%, respectively. These returns compare to the 28.15% average annual total return of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) (the “S&P Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance relative to the S&P Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the S&P Index during the Reporting Period were Kakaku.com, Regus and Nuflare Technology.

Japan-based Kakaku.com was the greatest contributor to the Fund’s relative performance during the Reporting Period. Kakaku.com provides price comparison services and restaurant information through its website. In addition to an increase in the number of the price comparison service’s users, both the number of restaurant information paying members and the number of restaurants on which Kakaku.com provides information grew firmly during the Reporting Period. Its shares rose during the Reporting Period, as expectations for its continued earnings growth increased. We sold the Fund’s position in the company by the end of the Reporting Period, taking profits.

U.K.-listed Regus, a flexible workplace provider, was also a strong contributor to the Fund’s relative results. Fourth quarter 2012 results for Regus showed the first signs for pricing increases among the company’s “mature” temporary offices, despite a challenging macroeconomic environment. The company also continued to show strong cost control, which led to improved profitability. In our view, the market was gradually giving the company credit for a sustainable business strategy.

Nuflare Technology, a Japan-based manufacturer of electron beam mask writers, epitaxial growth systems and mask inspection devices, performed well during the Reporting Period. A new purchase for the Fund during the Reporting Period, its stock outperformed the S&P Index as investors gained confidence that orders of semiconductor equipment may be stronger than expected, led by DRAM/NAND memory producers and logic producers. In addition, Nuflare Technology produces mask-making lithography, a field in which the company maintains dominant market share. As chip makers increase investment with technology migration rather than wafer capacity addition, sales are widely expected to grow for new generation chip manufacturers.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	The biggest detractors from Fund performance relative to the S&P Index during the Reporting Period were CGG, Telecity Group and Kenmare Resources.

CGG, a French-based seismic company, detracted from the Fund’s relative performance most during the Reporting Period. The company reported fourth quarter 2012 results that were modestly disappointing, and its 2013 earnings forecast was 10% to 15% below expectations. We believe CGG’s results will improve in the months ahead, with stronger multi-client sales, seismic pricing/utilization, equipment sales with new products and potential integration issues completed, and thus we added to the Fund’s position in the stock on weakness during the Reporting Period.

Telecity Group, one of the largest data center providers in Europe, based in the U.K., detracted from the Fund’s relative performance. The company is exposed to a strong structural trend in rising Internet data volumes and has barriers to competition. However, its stock experienced weakness during the third quarter of 2013 because its U.K. business saw a revenue slowdown, which in turn was driven by delayed openings of new capacity in some of its data centers at the end of 2012. At the end of the Reporting Period, we maintained our conviction in the company’s stock potential.

A position in U.K.-listed mineral sands mining company Kenmare Resources weighed negatively on the Fund’s

PORTFOLIO RESULTS

relative performance during the Reporting Period. The investment thesis for Kenmare Resources was based on a supply deficit in its key commodities — titanium dioxide and zircon, a 50% production expansion, just completing, and an unwinding of most of its fixed-priced legacy contracts in 2012. However, the stock was impacted during the Reporting Period by sharply weaker global demand for its products, and some minor delays and cost overruns in its expansion. While demand was softer, the sharp downturn in its stock price was primarily caused by destocking, or inventory reduction, and by the industry’s reaction via lower output, particularly of zircon. As a result, industry price declines were limited. We believe the company’s stock should benefit if demand recovers with the end of destocking, and if its expansion comes on stream over the near term. At the end of the Reporting Period, we held the position, as we believed the stock has significant upside potential.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the S&P Index were information technology, financials and industrials, due primarily to effective stock selection in each. Having an overweighted allocation to information technology, which outpaced the S&P Index during the Reporting Period, also added value.

The biggest detractors from the Fund’s results during the Reporting Period were consumer discretionary, health care and energy, where stock selection overall hurt relative performance.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the S&P Index. This effect may be even more pronounced in countries that represent only a modest proportion of the S&P Index.

That said, the Fund’s stock selection in Japan, Canada and Australia contributed most positively to the Fund’s performance during the Reporting Period. The countries that detracted most from the Fund’s performance during the Reporting Period were Indonesia, Germany and Ireland. Having exposure to Indonesia, which is not a component of the S&P Index and which performed weakly, hurt. In Germany and Ireland, stock selection proved disappointing.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	In addition to those purchases already mentioned, we established Fund positions in Melrose Industries, GfK and Big Yellow Group during the Reporting Period.

Melrose Industries is a U.K.-based international engineering group with worldwide interests in the design, development and manufacture of specialist components for a wide range of markets, including aerospace, information technology, telecommunications, consumer electronics, automotive, medical and consumer durables. Melrose Industries has historically generated what we consider to be significant returns for its shareholders.

GfK is a German market research organization. At the time of purchase, we believed GfK’s potential growth in the mobile space was not priced into its stock. We also believed its margin deterioration trend was likely to come to an end in the near term.

Big Yellow Group is the largest self-storage company in the U.K., as measured by market capitalization and market share. It owns and operates 54 sites across the country and generates revenues from renting storage boxes to tenants in need of temporary storage. In our view, Big Yellow Group is the best positioned company in this industry, and while there are not many listed competitors in Europe, the self-storage market is well developed in the U.S. and the more successful companies trade at what we consider to be a healthy premium to net asset value. We feel that Big Yellow Group has the potential to trade at least in line with its net asset value. We also see potential upside from merger and acquisition activity, as we believe the company would be the natural target for one of the larger U.S. companies looking to expand in Europe.

In addition to those sales already mentioned, we eliminated the Fund’s positions in D’Ieteren, Kabel Deutschland and Amadeus IT Holding during the Reporting Period.

We eliminated the Fund’s position in D’Ieteren, a Belgium-based auto importer/distributor and vehicle glass repair and

PORTFOLIO RESULTS

replacement services company. The hoped-for recovery in the auto glass repair market did not materialize as expected, and difficult market dynamics in the U.K. caused us to question the robustness of the company’s business model more broadly. We sold the Fund’s position after the stock recovered relatively well early in 2013.

We eliminated the Fund’s position in German cable operator Kabel Deutschland following the stock’s sharp upward move in February 2013 on market rumors that Vodafone was considering a bid for the company.

Amadeus IT Holding, a Spanish company that processes transactions for the global travel and tourism industry, grew to a size where it no longer qualified as a small/mid-cap stock, and thus we eliminated the position from the Fund.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. We seek to outpace the S&P Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the S&P Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had more exposure to the U.K. and China and less exposure to Sweden, Spain, Hong Kong and Switzerland relative to the S&P Index. At the end of the Reporting Period, the Fund held neutral positions relative to the S&P Index in several countries, most notably Canada, and had no position at all in several other countries, most notably Denmark.

From a sector allocation perspective, the Fund had overweighted positions relative to the S&P Index in information technology and consumer discretionary at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the S&P Index in financials, consumer staples, telecommunication services and utilities and was rather neutrally weighted relative to the S&P Index in energy, materials, industrials and health care.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

International Small Cap Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	S&P Developed ex-US Small Cap Index (Net)[2]
Class A	27.90%	28.15%
Class B	26.90	28.15
Class C	26.81	28.15
Institutional	28.43	28.15
Service	27.75	28.15
Class IR	28.20	28.15

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The S&P Developed ex-US Small Cap Index (net) is the small capitalization stock component of the S&P Developed Broad Market Index (BMI). The BMI is a float-weighted index that spans 22 countries (inclusive of the US) and includes the listed shares of all companies with an available market capitalization (float) of at least $100 million at the annual rebalance. At rebalance, companies are deleted from the index if their float falls below $75 million. The Small Cap ex-US is defined as those stocks falling in the bottom 15% of the cumulative available capital in each country. The Index reflects returns net of withholding taxes applied to foreign investors, calculated daily based on tax rates that would be applied to a Luxembourg-based investor. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	18.07%	9.66%	8.33%	5.81%	5/01/98
Class B	18.93	9.80	8.31	5.90	5/01/98
Class C	23.03	10.10	8.17	5.53	5/01/98
Institutional	25.42	11.41	9.44	6.74	5/01/98
Service	24.82	10.81	8.88	6.20	5/01/98
Class IR	25.26	N/A	N/A	15.88	8/31/10

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.55%	2.18%
Class B	2.30	2.92
Class C	2.30	2.92
Institutional	1.15	1.73
Service	1.65	2.25
Class IR	1.30	1.84

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business	Country
Cap Gemini SA	1.5%	Software & Services	France
Melrose Industries PLC	1.3	Capital Goods	United Kingdom
Close Brothers Group PLC	1.3	Diversified Financials	United Kingdom
Ingenico	1.2	Technology Hardware & Equipment	France
Nokian Renkaat OYJ	1.2	Automobiles & Components	Finland
GfK SE	1.2	Media	Germany
Flughafen Zuerich AG (Registered)	1.2	Transportation	Switzerland
Lindt & Spruengli AG	1.2	Food, Beverage & Tobacco	Switzerland
Derwent London PLC	1.2	REIT	United Kingdom
Big Yellow Group PLC	1.2	REIT	United Kingdom

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on November 1, 2003 in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s benchmark, the S&P Developed ex-US Small Cap Index (net) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

International Small Cap Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from November 1, 2003 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Ten Years	Since Inception
Class A (Commenced May 1, 1998)
Excluding sales charges	27.90%	18.49%	8.42%	6.35%
Including sales charges	20.89%	17.16%	7.81%	5.97%

Class B (Commenced May 1, 1998)
Excluding contingent deferred sales charges	26.90%	17.63%	7.78%	6.06%
Including contingent deferred sales charges	21.88%	17.40%	7.78%	6.06%

Class C (Commenced May 1, 1998)
Excluding contingent deferred sales charges	26.81%	17.61%	7.62%	5.68%
Including contingent deferred sales charges	25.81%	17.61%	7.62%	5.68%

Institutional (Commenced May 1, 1998)	28.43%	19.04%	8.90%	6.90%

Service (Commenced May 1, 1998)	27.75%	18.40%	8.33%	6.35%

Class IR (Commenced August 31, 2010)	28.20%	N/A	N/A	16.43%

PORTFOLIO RESULTS

Goldman Sachs Strategic International Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Equity Team discusses the Goldman Sachs Strategic International Equity Fund’s (the “Fund”) performance and positioning for the 12-month period ended October 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of 27.11%, 26.15%, 26.06%, 27.63%, 27.37% and 26.72%, respectively. These returns compare to the 26.88% average annual total return of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) (the “MSCI Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s performance relative to the MSCI Index during the Reporting Period can be primarily attributed to individual stock selection.

Q	What were some of the Fund’s best-performing individual stocks?

A	The greatest contributors to Fund performance relative to the MSCI Index during the Reporting Period were Mitsubishi Estate, Sumitomo Mitsui Financial Group and Ericsson.

Japanese real estate company Mitsubishi Estate was the strongest contributor to the Fund’s relative results during the Reporting Period. The company develops and leases commercial buildings in central Tokyo. Its shares rose as the asset value of its property holdings appreciated when Shinzo Abe became Japan’s new prime minister in December 2012 and a 2% inflation target was set by the Bank of Japan shortly thereafter. Following Mitsubishi Estate’s strong performance, we decided to sell out of the position, taking profits.

The Fund’s holding in Japanese financials company Sumitomo Mitsui Financial Group performed well due primarily to good fundamentals. Its securities business performed particularly well on the back of Japan’s strong market recovery. The company also incurred trading gains of exchange-traded funds and fixed income. Its sales of investment trusts in the retail market was strong as well, as individual investors’ interest in the equity market picked up.

Ericsson, the Sweden-based world’s largest maker of wireless network equipment, was a strong contributor to the Fund’s performance during the Reporting Period. The company saw its sales and profit margin increase sharply during the fourth quarter of 2012, beating consensus estimates. Specifically, Ericsson’s earnings report showed that its sales in North America grew by 51%, as wireless operators and mobile carriers increased their spending to adapt to a growing trend in data consumption. At the end of the Reporting Period, we expected this data consumption trend to continue over the long term and still believed Ericsson was well positioned to benefit.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Among the biggest detractors from Fund performance relative to the MSCI Index during the Reporting Period were CGG, Rio Tinto and Lixil Group.

CGG, a French-based seismic company, detracted from the Fund’s relative performance most during the Reporting Period. The company reported fourth quarter 2012 results that were modestly disappointing, and its 2013 earnings forecast was 10% to 15% below expectations. We sold the Fund’s position in the stock by the end of the Reporting Period.

Rio Tinto, a U.K.-based world leader in mining mineral resources, also detracted from the Fund’s results during the Reporting Period. Iron ore prices moved from highs of $160 per tonne at the end of January 2013 to $110 per tonne in May 2013. (Tonne is a metric ton.) This price decline, along with negative sentiment on China’s economy, caused Rio Tinto’s share price to weaken.

Japanese building materials company Lixil Group’s share price declined, as investors had concern the company might miss its earnings guidance. There had been a delay in launching a new product, and its cost reduction plans did not go as well as anticipated as the company increased bonuses. In turn, Lixil Group’s earnings momentum was not as strong as expected, and the stock underperformed the MSCI Index. We sold the Fund’s position in Lixil Group by the end of the Reporting Period.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the MSCI Index were financials, health care and consumer staples. Stock selection in all three sectors proved effective during the Reporting Period.

The biggest detractors from the Fund’s results during the Reporting Period were consumer discretionary, energy and utilities, where weak stock selection in each hurt most.

Q	Which countries most affected the Fund’s performance during the Reporting Period?

A	Typically, the Fund’s individual stock holdings will significantly influence the Fund’s performance within a particular country or region relative to the MSCI Index. This effect may be even more pronounced in countries that represent only a modest proportion of the MSCI Index.

That said, an underweighted position in Australia, which lagged the MSCI Index during the Reporting Period, and effective individual stock selection in Australia, the U.K. and Italy contributed most positively to the Fund’s results relative to the MSCI Index.

Conversely, having an underweighted allocation to Japan, which strongly outpaced the MSCI Index during the Reporting Period, detracted most from the Fund’s performance. Stock selection in the Netherlands also proved disappointing. Having exposure to India, which is not a component of the MSCI and which performed weakly, hampered results as well.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives to hedge positions or as part of an active management strategy, but we used index futures on an opportunistic basis to ensure the portfolio remained almost fully exposed to equities following cash inflows or stock sales.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	During the Reporting Period, we purchased Fund positions in Sanofi, Australia & New Zealand Banking Group and BNP Paribas.

We initiated a Fund position in Sanofi, a France-based global pharmaceutical company, because of its focus on “long duration assets,” which we characterize as less reliant on cyclical research and development investment and/or less exposed to intellectual property erosion. These long-term assets currently represent 60% of Sanofi’s sales, and we believe this proportion may well grow to 70% by 2016. Compared to its peers, the company has high exposure to emerging markets, providing diversified exposure.

We established a Fund position in banking and financial services company Australia & New Zealand Banking Group because we believe the company’s Asia business, which accounts for approximately one-fourth of its revenues, is well positioned to continue to provide stable revenues and long-term growth opportunities. The company also has seemingly stabilized its cost base, which we expect to become apparent in its margins going forward.

We initiated a Fund position in France-based banking company BNP Paribas, as we believe the company is well positioned to benefit from a recovery in the Eurozone economy, where macro data continued to be increasingly positive. At the end of the Reporting Period, we believed BNP Paribas was poised to grow its core businesses at a relatively steady rate.

In addition to the sales already mentioned, we sold out of the Fund’s positions in Westpac Banking and Vinci during the Reporting Period, in each case taking profits following strong performance by these companies’ stocks and investing in other opportunities.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	In this Fund, both sector weightings and country allocations are largely the result of our bottom-up stock selection process rather than any top-down macroeconomic views or industry bets. We seek to outpace the MSCI Index by overweighting stocks that we expect to outperform and underweighting those we think may lag. Consequently, changes in its sector or country weightings are generally the direct result of individual stock selection or of stock appreciation or depreciation. That said, during the Reporting Period, there were no notable changes in the Fund’s sector or country weightings during the Reporting Period.

Q	How was the Fund positioned relative to the MSCI Index at the end of the Reporting Period?

A

At the end of the Reporting Period, the Fund had more exposure to Belgium, Russia, France, the U.S., South Korea and Taiwan relative to the MSCI Index and less exposure to Australia, the U.K., Switzerland, Japan, Italy and Germany relative to the MSCI Index. At the end of the Reporting

PORTFOLIO RESULTS

Period, the Fund held neutral positions relative to the MSCI Index in several countries and had no position at all in several other countries, most notably Hong Kong.

From a sector allocation perspective, the Fund had overweight positions relative to the MSCI Index in materials and health care at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the MSCI Index in industrials, utilities, financials and consumer discretionary and rather neutral positions relative to the MSCI Index in telecommunication services, energy, consumer staples and information technology.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Strategic International Equity Fund

as of October 31, 2013

PERFORMANCE REVIEW
November 1, 2012–October 31, 2013	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]
Class A	27.11%	26.88%
Class B	26.15	26.88
Class C	26.06	26.88
Institutional	27.63	26.88
Class IR	27.37	26.88
Class R	26.72	26.88

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, unhedged, with dividends reinvested) is a market capitalization-weighted composite of securities in 22 developed markets. The Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is unmanaged and the figures for the Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 9/30/13	One Year	FIve Years	Since Inception	Inception Date
Class A	17.95%	4.59%	-1.83%	6/25/07
Class B	18.81	4.59	-1.70	6/25/07
Class C	22.81	4.98	-1.68	6/25/07
Institutional	25.30	6.14	-0.56	6/25/07
Class IR	25.13	6.12	-1.94	11/30/07
Class R	24.47	5.50	-2.50	11/30/07

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional, Class R and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.97%
Class B	2.22	2.72
Class C	2.22	2.72
Institutional	1.07	1.53
Class IR	1.22	1.70
Class R	1.72	2.21

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least February 28, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 10/31/13[5]
Holding	% of Net Assets	Line of Business	Country
iShares MSCI Japan Fund	4.1%	Exchange Traded Fund	Japan
HSBC Holdings PLC	3.6	Banks	United Kingdom
Novartis AG (Registered)	3.3	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
Vodafone Group PLC	2.9	Telecommunication Services	United Kingdom
Rio Tinto PLC	2.7	Materials	United Kingdom
Sanofi	2.3	Pharmaceuticals, Biotechnology & Life Sciences	France
Australia & New Zealand Banking Group Ltd.	2.3	Banks	Australia
BNP Paribas SA	2.1	Banks	France
Anheuser-Busch InBev NV	2.1	Food, Beverage & Tobacco	Belgium
Total SA	2.0	Energy	France

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[6]
As of October 31, 2013

[6]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying sector allocations of exchange traded funds held by the Fund are not reflected in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Performance Summary

October 31, 2013

The following graph shows the value, as of October 31, 2013, of a $10,000 investment made on June 25, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.50%). For comparative purposes, the performance of the Fund’s benchmark, the MSCI EAFE Index (net, unhedged) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Strategic International Equity Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 25, 2007 through October 31, 2013.

Average Annual Total Return through October 31, 2013	One Year	Five Years	Since Inception
Class A (Commenced June 25, 2007)
Excluding sales charges	27.11%	11.62%	-0.42%
Including sales charges	20.16%	10.38%	-1.30%

Class B (Commenced June 25, 2007)
Excluding contingent deferred charges	26.15%	10.79%	-1.19%
Including contingent deferred charges	21.08%	10.50%	-1.19%

Class C (Commenced June 25, 2007)
Excluding contingent deferred charges	26.06%	10.77%	-1.18%
Including contingent deferred charges	25.05%	10.77%	-1.18%

Institutional (Commenced June 25, 2007)	27.63%	12.03%	-0.05%

Class IR (Commenced November 30, 2007)	27.37%	11.98%	-1.38%

Class R (Commenced November 30, 2007)	26.72%	11.31%	-1.95%

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 94.7%
Australia – 10.2%
1,291,951	Aurizon Holdings Ltd. (Transportation)	$5,848,331
188,915	Australia & New Zealand Banking Group Ltd. (Banks)	6,045,348
774,262	Computershare Ltd. (Software & Services)	7,857,514

		19,751,193

Belgium – 1.9%
23,838	Solvay SA (Materials)	3,727,383

Finland – 2.0%
75,425	Nokian Renkaat OYJ (Automobiles & Components)	3,814,713

France – 11.5%
48,869	Air Liquide SA (Materials)	6,641,973
79,930	BNP Paribas SA (Banks)	5,896,690
56,885	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	6,065,263
59,880	Total SA (Energy)	3,673,816

		22,277,742

Germany – 9.8%
34,184	Adidas AG (Consumer Durables & Apparel)	3,895,118
48,350	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,997,930
96,349	Beiersdorf AG (Household & Personal Products)	9,187,209

		19,080,257

Ireland – 5.1%
1,013,735	C&C Group PLC (Food, Beverage & Tobacco)	5,934,733
89,001	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	3,946,343

		9,881,076

Japan – 18.0%
137,600	Credit Saison Co. Ltd. (Diversified Financials)	3,766,170
853,000	Isuzu Motors Ltd. (Automobiles & Components)	5,312,129
510,000	Kubota Corp. (Capital Goods)	7,551,377
64,000	Makita Corp. (Capital Goods)	3,236,440
228,100	Nomura Real Estate Holdings, Inc. (Real Estate)	5,771,256
111,800	Sumitomo Mitsui Financial Group, Inc. (Banks)	5,403,953
964,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	3,889,532

		34,930,857

Common Stocks – (continued)
South Korea – 3.6%
101,140	Hana Financial Group, Inc. (Banks)	$3,889,065
54,973	Kia Motors Corp. (Automobiles & Components)	3,193,998

		7,083,063

Sweden – 1.6%
260,929	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	3,121,028

Switzerland – 8.6%
69,538	Julius Baer Group Ltd. (Diversified Financials)*	3,411,240
98,319	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	7,631,775
107,223	Wolseley PLC (Capital Goods)	5,771,923

		16,814,938

United Kingdom – 22.4%
907,800	Barclays PLC (Banks)	3,819,537
295,372	BG Group PLC (Energy)	6,025,498
795,300	BP PLC (Energy)	6,173,604
726,678	Melrose Industries PLC (Capital Goods)	3,725,464
279,814	Partnership Assurance Group PLC (Insurance)*	1,830,507
77,757	Reckitt Benckiser Group PLC (Household & Personal Products)	6,046,318
104,374	Rio Tinto PLC (Materials)	5,281,343
563,799	Telecity Group PLC (Software & Services)	6,892,686
1,043,293	Vodafone Group PLC (Telecommunication Services)	3,821,334

		43,616,291

TOTAL COMMON STOCKS
(Cost $170,845,550)		$184,098,541

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Shares	Description	Value
Exchange Traded Fund – 2.6%
United States – 2.6%
75,388	iShares MSCI EAFE Fund	$4,966,562
(Cost $4,968,895)

TOTAL INVESTMENTS – 97.3%
(Cost $175,814,445)		$189,065,103

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.7%		5,327,536

NET ASSETS – 100.0%		$194,392,639

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 95.5%
Australia – 5.8%
139,399	Aristocrat Leisure Ltd. (Consumer Services)	$665,622
813,873	Arrium Ltd. (Materials)	1,063,382
122,148	Bank of Queensland Ltd. (Banks)	1,393,396
134,366	Boral Ltd. (Materials)	626,966
53,660	Caltex Australia Ltd. (Energy)	937,608
132,184	Computershare Ltd. (Software & Services)	1,341,455
449,345	David Jones Ltd. (Retailing)	1,154,831
257,088	Echo Entertainment Group Ltd. (Consumer Services)	645,246
317,376	FKP Property Group (Real Estate)	557,075
92,394	Karoon Gas Australia Ltd. (Energy)*	387,100
362,903	PanAust Ltd. (Materials)	688,703
123,610	Seek Ltd. (Commercial & Professional Services)	1,518,590

		10,979,974

Belgium – 1.1%
94,031	bpost SA (Transportation)*	1,977,617

Bermuda – 0.7%
129,675	Hiscox Ltd. (Insurance)	1,376,677

Canada – 9.0%
54,500	Aimia, Inc. (Media)	963,348
49,200	Alamos Gold, Inc. (Materials)	783,784
11,200	AltaGas Ltd. (Energy)	414,636
113,100	Bellatrix Exploration Ltd. (Energy)*	847,179
11,000	Canadian Real Estate Investment Trust (REIT)	448,060
26,300	Canadian Western Bank (Banks)	843,497
202,400	Capstone Mining Corp. (Materials)*	537,714
74,800	Copper Mountain Mining Corp. (Materials)*	123,393
27,900	Dominion Diamond Corp. (Materials)*	376,763
25,600	Dorel Industries, Inc. Class B (Consumer Durables & Apparel)	951,176
64,300	Enerflex Ltd. (Energy)	910,863
18,500	Ensign Energy Services, Inc. (Energy)	316,185
35,100	Evertz Technologies Ltd. (Technology Hardware & Equipment)	562,193
62,800	Gran Tierra Energy, Inc. (Energy)*	473,417
30,003	Legacy Oil + Gas, Inc. (Energy)*	203,157
21,900	Linamar Corp. (Automobiles & Components)	736,406
10,789	MacDonald Dettwiler & Associates Ltd. (Capital Goods)	823,157
189,700	MBAC Fertilizer Corp. (Materials)*	367,519
12,500	Methanex Corp. (Materials)	724,956
47,300	Progressive Waste Solutions Ltd. (Commercial & Professional Services)	1,270,679
214,500	Rubicon Minerals Corp. (Materials)*	296,245
15,000	ShawCor Ltd. (Energy)	630,557
83,006	Sierra Wireless, Inc. (Technology Hardware & Equipment)*	1,503,048

Common Stocks – (continued)
Canada – (continued)
224,245	Southern Pacific Resource Corp. (Energy)*	$139,797
26,800	Toromont Industries Ltd. (Capital Goods)	593,756
47,300	Westjet Airlines Ltd. Class A (Transportation)	1,237,108

		17,078,593

China – 1.6%
1,277,000	China Suntien Green Energy Corp. Ltd. Class H (Energy)	446,453
84,000	ENN Energy Holdings Ltd. (Utilities)	498,028
797,000	FIH Mobile Ltd. (Technology Hardware & Equipment)*	448,945
228,000	Haitian International Holdings Ltd. (Capital Goods)	549,587
43,944	Hollysys Automation Technologies Ltd. (Technology Hardware & Equipment)*	736,941
178,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H (Pharmaceuticals, Biotechnology & Life Sciences)	403,046

		3,083,000

Finland – 1.2%
45,736	Nokian Renkaat OYJ (Automobiles & Components)	2,313,155

France – 7.4%
17,513	bioMerieux (Health Care Equipment & Services)	1,758,641
43,698	Cap Gemini SA (Software & Services)	2,865,629
66,974	CGG Veritas (Energy)*	1,472,083
31,061	Ingenico (Technology Hardware & Equipment)	2,333,258
49,394	JCDecaux SA (Media)	1,979,722
87,425	M6 Metropole Television SA (Media)	2,014,955
41,785	Nexity SA (Consumer Durables & Apparel)	1,636,072

		14,060,360

Germany – 5.8%
4,141	Brenntag AG (Capital Goods)	700,696
24,324	Delticom AG (Retailing)	1,282,785
15,583	GEA Group AG (Capital Goods)	677,281
38,928	GfK SE (Media)	2,276,374
94,794	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	917,069
14,059	Leoni AG (Automobiles & Components)	951,568
19,728	MTU Aero Engines AG (Capital Goods)	1,967,501
9,247	Pfeiffer Vacuum Technology AG (Capital Goods)	1,076,736
28,706	Salzgitter AG (Materials)	1,263,334

		11,113,344

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – 0.5%
1,868,000	Guangdong Land Holdings Ltd. (Food, Beverage & Tobacco)	$499,100
87,500	Orient Overseas International Ltd. (Transportation)	451,948

		951,048

Indonesia – 0.4%
1,772,000	PT Media Nusantara Citra Tbk (Media)	392,439
8,277,000	PT Sumber Alfaria Trijaya Tbk (Food & Staples Retailing)	396,503

		788,942

Ireland – 0.3%
1,877,586	Kenmare Resources PLC (Materials)*	612,641

Italy – 1.5%
101,685	MARR SpA (Food & Staples Retailing)	1,598,911
170,744	Unione di Banche Italiane ScpA (Banks)	1,180,088

		2,778,999

Japan – 19.4%
41,000	Arnest One Corp. (Consumer Durables & Apparel)	1,120,404
11,600	Asahi Intecc Co. Ltd. (Health Care Equipment & Services)	780,413
70,800	Asics Corp. (Consumer Durables & Apparel)	1,248,248
33,600	Daibiru Corp. (Real Estate)	428,185
36,800	Daiichikosho Co. Ltd. (Media)	1,051,582
56,900	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	1,033,469
188,000	Ebara Corp. (Capital Goods)	1,010,750
35,800	Eiken Chemical Co. Ltd. (Health Care Equipment & Services)	664,499
85,800	en-japan, Inc. (Commercial & Professional Services)	1,916,388
20,700	FP Corp. (Materials)	1,599,496
41,400	Fuji Seal International, Inc. (Materials)	1,249,265
44,100	GMO internet Inc. (Software & Services)	501,332
37,200	Hitachi Transport System Ltd. (Transportation)	589,880
19,300	Jafco Co. Ltd. (Diversified Financials)	967,901
113,000	Keisei Electric Railway Co. Ltd. (Transportation)	1,166,967
49,400	Komori Corp. (Capital Goods)	776,819
15,700	K’s Holdings Corp. (Retailing)	460,997
62,800	Maeda Kosen Co. Ltd. (Capital Goods)	792,919
31,500	Maruwa Co. Ltd. (Technology Hardware & Equipment)	1,143,496
124,200	Nichii Gakkan Co. (Health Care Equipment & Services)	1,244,818

Common Stocks – (continued)
Japan – (continued)
50,000	Nippo Corp. (Capital Goods)	$938,048
9,500	Nuflare Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,271,865
40,300	Oyo Corp. (Commercial & Professional Services)	665,728
81,300	Pocket Card Co. Ltd. (Diversified Financials)	704,890
170,000	Sapporo Holdings Ltd. (Food, Beverage & Tobacco)	755,939
14,200	Sawai Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,038,067
49,500	SCSK Corp. (Software & Services)	1,254,831
120,000	Shinmaywa Industries Ltd. (Capital Goods)	940,193
38,400	Sohgo Security Services Co. Ltd. (Commercial & Professional Services)	776,258
161,000	Taiheiyo Cement Corp. (Materials)	682,836
24,800	Taiyo Yuden Co. Ltd. (Technology Hardware & Equipment)	317,884
187,000	The 77 Bank Ltd. (Banks)	924,877
160,000	The Gunma Bank Ltd. (Banks)	925,786
137,000	The Higo Bank Ltd. (Banks)	779,881
74,200	Tokai Tokyo Financial Holdings, Inc. (Diversified Financials)	622,383
96,400	Tokyo Steel Manufacturing Co. Ltd. (Materials)*	518,000
120,000	Toshiba Machine Co. Ltd. (Capital Goods)	620,630
83,000	Toshiba Plant Systems & Services Corp. (Capital Goods)	1,464,482
357,000	UACJ Corp. (Materials)	1,174,147
73,000	Zeon Corp. (Materials)	869,951

		36,994,504

Luxembourg – 1.7%
239,028	AZ Electronic Materials SA (Materials)	1,098,087
637,720	Regus PLC (Commercial & Professional Services)	2,092,703

		3,190,790

Netherlands – 2.3%
76,338	Delta Lloyd NV (Insurance)	1,618,491
15,971	Fugro NV CVA (Energy)	998,513
36,764	Nutreco NV (Food, Beverage & Tobacco)	1,797,230

		4,414,234

New Zealand – 0.8%
110,216	Fletcher Building Ltd. (Materials)	904,916
165,026	SKYCITY Entertainment Group Ltd. (Consumer Services)	530,313

		1,435,229

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Schedule of Investments (continued)

October 31, 2013

Shares	Description	Value

Common Stocks – (continued)
Portugal – 1.1%
313,701	Zon Optimus SGPS SA (Media)	$2,151,734

Singapore – 0.3%
303,000	OSIM International Ltd. (Retailing)	514,524

South Korea – 3.1%
15,870	Hanssem Co. Ltd. (Consumer Durables & Apparel)	643,000
40,260	Hyundai Development Co. – Engineering & Construction (Capital Goods)	894,912
6,049	Hyundai Mipo Dockyard (Capital Goods)	962,763
33,560	KT Skylife Co. Ltd. (Media)	888,476
30,140	LMS Co. Ltd. (Semiconductors & Semiconductor Equipment)	482,171
5,161	NCSoft Corp. (Software & Services)	1,000,384
23,605	Seoul Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	982,200

		5,853,906

Spain – 1.0%
36,653	Tecnicas Reunidas SA (Energy)	1,886,603

Sweden – 0.4%
56,100	Boliden AB (Materials)	796,789

Switzerland – 6.3%
11,966	Dufry AG (Registered) (Retailing)*	1,933,310
4,054	Flughafen Zuerich AG (Registered) (Transportation)	2,246,673
65,991	Gategroup Holding AG (Commercial & Professional Services)*	1,730,959
4,616	Geberit AG (Registered) (Capital Goods)	1,379,098
30,281	Implenia AG (Registered) (Capital Goods)*	2,039,262
530	Lindt & Spruengli AG (Food, Beverage & Tobacco)	2,235,152
3,490	Sonova Holding AG (Registered) (Health Care Equipment & Services)*	454,193

		12,018,647

Taiwan – 0.3%
358,000	Epistar Corp. (Semiconductors & Semiconductor Equipment)*	620,805

United Kingdom – 23.5%
181,732	Abcam PLC (Pharmaceuticals, Biotechnology & Life Sciences)	1,470,058
299,933	Aberdeen Asset Management PLC (Diversified Financials)	2,128,575
188,845	Ashmore Group PLC (Diversified Financials)	1,223,736
296,783	Big Yellow Group PLC (REIT)	2,223,703
189,463	Bodycote PLC (Capital Goods)	1,997,136

Common Stocks – (continued)
United Kingdom – (continued)
119,512	Close Brothers Group PLC (Diversified Financials)	$2,420,331
45,986	Croda International PLC (Materials)	1,797,028
55,553	Derwent London PLC (REIT)	2,229,931
407,922	Direct Line Insurance Group PLC (Insurance)	1,471,640
108,374	GKN PLC (Automobiles & Components)	638,402
149,632	Greene King PLC (Consumer Services)	1,980,052
217,171	Halma PLC (Technology Hardware & Equipment)	1,907,531
55,207	IMI PLC (Capital Goods)	1,343,129
214,202	Inchcape PLC (Retailing)	2,186,982
991,872	Londonmetric Property PLC (REIT)	2,048,766
475,620	Melrose Industries PLC (Capital Goods)	2,438,363
228,874	Partnership Assurance Group PLC (Insurance)*	1,497,264
120,748	Pennon Group PLC (Utilities)	1,318,550
109,246	Persimmon PLC (Consumer Durables & Apparel)*	2,211,817
23,402	Spectris PLC (Technology Hardware & Equipment)	866,524
43,086	Spirax-Sarco Engineering PLC (Capital Goods)	2,014,853
145,340	St. James’s Place PLC (Insurance)	1,573,235
178,220	Telecity Group PLC (Software & Services)	2,178,816
337,440	Unite Group PLC (Real Estate)	2,144,957
55,183	Victrex PLC (Materials)	1,458,362

		44,769,741

TOTAL COMMON STOCKS
(Cost $161,590,089)		$181,761,856

Preferred Stock – 1.0%
Germany – 1.0%
18,372	Sartorius AG (Health Care Equipment & Services)	$1,938,194
(Cost $1,946,450)

Exchange Traded Funds – 1.1%
Israel – 0.5%
22,107	iShares MSCI Israel Capped Fund	$1,025,543

South Korea – 0.6%
17,103	iShares MSCI South Korea Capped Fund	1,093,053

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,042,862)		$2,118,596

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Units	Description	Expiration Month	Value
Right – 0.1%
Australia – 0.1%
176,320	FKP Property Group (Real Estate)*	05/15	$92,843
(Cost $72,153)

TOTAL INVESTMENTS – 97.7%
(Cost $165,651,554)			$185,911,489

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%			4,433,062

NET ASSETS – 100.0%			$190,344,551

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At October 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
MSCI Singapore Index	19	November 2013	$1,131,863	$839

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Schedule of Investments

October 31, 2013

Shares	Description	Value

Common Stocks – 92.2%
Australia – 5.5%
135,428	Aurizon Holdings Ltd. (Transportation)	$613,048
52,315	Australia & New Zealand Banking Group Ltd. (Banks)	1,674,099
21,909	Caltex Australia Ltd. (Energy)	382,819
105,637	Computershare Ltd. (Software & Services)	1,072,045
130,655	PanAust Ltd. (Materials)	247,952

		3,989,963

Belgium – 3.9%
14,715	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	1,525,412
8,290	Solvay SA (Materials)	1,296,250

		2,821,662

Denmark – 1.5%
6,587	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	1,097,082

Finland – 1.3%
18,798	Nokian Renkaat OYJ (Automobiles & Components)	950,732

France – 12.4%
2,584	Air Liquide SA (Materials)	351,201
3,742	Air Liquide SA-Prime De Fidelite (Materials)*	508,590
34,328	AXA SA (Insurance)	855,297
21,010	BNP Paribas SA (Banks)	1,549,974
7,002	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	1,344,353
20,492	Safran SA (Capital Goods)	1,306,529
15,901	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	1,695,416
24,224	Total SA (Energy)	1,486,215

		9,097,575

Germany – 7.1%
7,704	Adidas AG (Consumer Durables & Apparel)	877,837
9,106	BASF SE (Materials)	945,336
9,250	Bayer AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	1,147,484
9,306	Bayerische Motoren Werke AG (Automobiles & Components)	1,053,240
11,965	Beiersdorf AG (Household & Personal Products)	1,140,904

		5,164,801

Hong Kong – 0.9%
154,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)	677,433

Common Stocks – (continued)
India – 0.7%
14,924	Hero MotoCorp Ltd. (Automobiles & Components)	$504,322

Indonesia – 0.4%
1,461,500	PT Media Nusantara Citra Tbk (Media)	323,674

Ireland – 2.1%
12,613	Kerry Group PLC Class A (Food, Beverage & Tobacco)	807,715
16,738	Shire PLC (Pharmaceuticals, Biotechnology & Life Sciences)	742,170

		1,549,885

Italy – 1.0%
92,527	UniCredit SpA (Banks)	694,563

Japan – 15.2%
8,500	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	473,844
27,400	Credit Saison Co. Ltd. (Diversified Financials)	749,950
66,000	Ebara Corp. (Capital Goods)	354,838
38,000	Fujitec Co. Ltd. (Capital Goods)	467,266
31,900	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,154,259
13,100	KDDI Corp. (Telecommunication Services)	709,450
62,000	Kubota Corp. (Capital Goods)	918,011
9,700	Makita Corp. (Capital Goods)	490,523
46,500	Nomura Real Estate Holdings, Inc. (Real Estate)	1,176,517
8,700	Rinnai Corp. (Consumer Durables & Apparel)	673,381
30,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,454,910
138,000	Sumitomo Osaka Cement Co. Ltd. (Materials)	556,800
133,000	Tokyo Gas Co. Ltd. (Utilities)	721,661
19,100	Unicharm Corp. (Household & Personal Products)	1,226,772

		11,128,182

Netherlands – 1.7%
31,455	Unilever NV CVA (Food, Beverage & Tobacco)	1,247,049

Russia – 2.7%
2,871	Magnit OJSC (Food & Staples Retailing)	772,996
10,785	OAO Lukoil ADR (Energy)	706,351
38,097	Sberbank of Russia ADR (Banks)	485,828

		1,965,175

Singapore – 1.1%
62,000	DBS Group Holdings Ltd. (Banks)	835,851

South Africa – 0.7%
160,206	Nampak Ltd. (Materials)	529,632

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
South Korea – 1.8%
14,400	Hana Financial Group, Inc. (Banks)	$553,713
13,036	Kia Motors Corp. (Automobiles & Components)	757,407

		1,311,120

Spain – 2.9%
98,597	Banco Santander SA (Banks)	874,089
69,900	Telefonica SA (Telecommunication Services)	1,230,193

		2,104,282

Sweden – 2.7%
40,771	Scania AB Class B (Capital Goods)	817,185
94,640	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	1,132,010

		1,949,195

Switzerland – 8.0%
42,237	Credit Suisse Group AG (Registered) (Diversified Financials)*	1,313,907
13,005	Julius Baer Group Ltd. (Diversified Financials)*	637,970
30,968	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	2,403,816
1,886	Syngenta AG (Registered) (Materials)	761,221
14,322	Wolseley PLC (Capital Goods)	770,968

		5,887,882

Taiwan – 1.4%
39,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	533,205
25,748	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	474,021

		1,007,226

United Kingdom – 17.2%
57,276	BG Group PLC (Energy)	1,168,413
178,569	BP PLC (Energy)	1,386,162
207,519	Direct Line Insurance Group PLC (Insurance)	748,656
238,869	HSBC Holdings PLC (Banks)	2,618,325
139,702	Melrose Industries PLC (Capital Goods)	716,211
107,677	Partnership Assurance Group PLC (Insurance)*	704,409
39,669	Rio Tinto PLC (Materials)	2,007,258
11,671	Spirax-Sarco Engineering PLC (Capital Goods)	545,777
48,805	Telecity Group PLC (Software & Services)	596,662
578,114	Vodafone Group PLC (Telecommunication Services)	2,117,494

		12,609,367

TOTAL COMMON STOCKS
(Cost $57,330,821)		$67,446,653

Preferred Stock – 0.7%
Germany – 0.7%
5,072	Sartorius AG (Health Care Equipment & Services)	$535,082
(Cost $490,592)

Exchange Traded Funds – 5.9%
Japan – 4.1%
251,260	iShares MSCI Japan Fund	$2,989,994

United States – 1.8%
20,137	iShares MSCI EAFE Fund	1,326,626

TOTAL EXCHANGE TRADED FUNDS
(Cost $4,172,688)		$4,316,620

TOTAL INVESTMENTS – 98.8%
(Cost $61,994,101)		$72,298,355

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		909,661

NET ASSETS – 100.0%		$73,208,016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.

Investment Abbreviations:
ADR	—American Depositary Receipt
CVA	—Dutch Certification

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Assets and Liabilities

October 31, 2013

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Assets:
Investments, at value (cost $175,814,445, $165,651,554 and $61,994,101)	$189,065,103	$185,911,489	$72,298,355
Cash	4,817,642	3,899,617	975,709
Foreign currencies, at value (cost $14,400, $31,765 and $75,653)	14,587	31,959	76,482
Receivables:
Fund shares sold	2,304,817	196,914	28,540
Investments sold	976,717	1,002,440	99,259
Foreign tax reclaims	410,755	94,174	156,144
Dividends	338,980	532,797	152,384
Reimbursement from investment adviser	39,156	39,371	17,647
Collateral on certain derivative contracts(a)	—	35,364	—
Other assets	99,909	53,751	—
Total assets	198,067,666	191,797,876	73,804,520

Liabilities:
Payables:
Investments purchased	3,113,054	1,088,819	381,763
Fund shares redeemed	230,397	55,991	53,495
Amounts owed to affiliates	192,083	186,439	70,852
Futures variation margin	—	11,983	—
Accrued expenses	139,493	110,093	90,394
Total liabilities	3,675,027	1,453,325	596,504

Net Assets:
Paid-in capital	394,773,395	193,545,624	112,301,521
Undistributed net investment income	1,173,203	2,093,070	441,369
Accumulated net realized loss	(214,826,719)	(25,552,637)	(49,848,961)
Net unrealized gain	13,272,760	20,258,494	10,314,087
NET ASSETS	$194,392,639	$190,344,551	$73,208,016
Net Assets:
Class A	$61,224,482	$14,029,494	$23,850,395
Class B	578,457	449,596	2,517,792
Class C	17,909,949	2,389,244	5,699,583
Institutional	112,706,800	171,472,908	41,058,383
Service	363,949	1,035,453	—
Class IR	1,609,002	967,856	64,927
Class R	—	—	16,936
Total Net Assets	$194,392,639	$190,344,551	$73,208,016
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	3,061,828	728,580	1,726,592
Class B	29,367	23,850	204,742
Class C	960,513	128,980	457,701
Institutional	5,528,540	8,653,518	2,844,175
Service	18,125	54,505	—
Class IR	79,291	48,967	4,692
Class R	—	—	1,220
Net asset value, offering and redemption price per share:(b)
Class A	$20.00	$19.26	$13.81
Class B	19.70	18.85	12.30
Class C	18.65	18.52	12.45
Institutional	20.39	19.82	14.44
Service	20.08	19.00	—
Class IR	20.29	19.77	13.84
Class R	—	—	13.88

(a)	Represents segregated cash of $35,364 for the International Small Cap Fund relating to collateral on futures transactions.
(b)	Maximum public offering price per share for Class A Shares of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds is $21.16, $20.38 and $14.61, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Operations

For the Fiscal Year Ended October 31, 2013

	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $268,387, $227,812 and $102,129)	$3,479,376	$3,212,701	$1,583,331
Interest	1,750	—	—
Total investment income	3,481,126	3,212,701	1,583,331

Expenses:
Management fees	1,485,051	1,386,207	516,980
Distribution and Service fees(a)	298,544	51,924	138,043
Transfer Agent fees(a)	166,506	71,937	70,457
Custody, accounting and administrative services	123,398	177,002	110,607
Professional fees	90,101	85,022	82,352
Registration fees	75,068	74,773	78,908
Printing and mailing costs	51,943	41,695	38,762
Trustee fees	17,375	17,210	17,043
Service share fees — Service Plan	815	2,263	—
Service share fees — Shareholder Administration Plan	815	2,263	—
Other	14,667	12,236	26,137
Total expenses	2,324,283	1,922,532	1,079,289
Less — expense reductions	(347,202)	(384,721)	(242,957)
Net expenses	1,977,081	1,537,811	836,332
NET INVESTMENT INCOME	1,504,045	1,674,890	746,999

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	27,636,151	13,623,753	8,093,102
Futures contracts	5,819	437,676	(4,420)
Foreign currency transactions	(186,860)	(86,656)	(39,970)
Net change in unrealized gain (loss) on:
Investments	12,665,580	16,715,345	5,952,403
Futures contracts	—	(580)	4,629
Foreign currency translation	11,229	12,270	7,067
Net realized and unrealized gain	40,131,919	30,701,808	14,012,811
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,635,964	$32,376,698	$14,759,810

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	$136,172	$6,909	$155,463	$—	$103,492	$1,313	$29,538	$30,711	$130	$1,322	$—
International Small Cap	28,058	4,442	19,424	—	21,324	844	3,690	44,305	362	1,412	—
Strategic International Equity	56,210	28,074	53,703	56	42,720	5,334	10,204	12,027	—	151	21

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statements of Changes in Net Assets

	Concentrated International Equity Fund
	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012
From operations:
Net investment income	$1,504,045	$2,606,799
Net realized gain (loss)	27,455,110	(12,966,009)
Net change in unrealized gain	12,676,809	20,503,609
Net increase in net assets resulting from operations	41,635,964	10,144,399

Distributions to shareholders:
From net investment income
Class A Shares	(1,458,280)	(3,633,195)
Class B Shares	(17,987)	(25,585)
Class C Shares	(358,173)	(397,748)
Institutional Shares	(2,144,339)	(1,037,106)
Service Shares	(8,887)	(9,638)
Class IR Shares	(12,406)	(1,281)
Class R Shares	—	—
Total distributions to shareholders	(4,000,072)	(5,104,553)

From share transactions:
Proceeds from sales of shares	50,132,344	46,768,544
Reinvestment of distributions	3,889,489	4,902,450
Cost of shares redeemed	(26,886,640)	(92,585,677)
Net increase (decrease) in net assets resulting from share transactions	27,135,193	(40,914,683)
Increase from regulatory settlements	—	1,002,638
Net increase (decrease) in net assets resulting from capital transactions	27,135,193	(39,912,045)
TOTAL INCREASE (DECREASE)	64,771,085	(34,872,199)

Net assets:
Beginning of year	129,621,554	164,493,753
End of year	$194,392,639	$129,621,554
Undistributed net investment income	$1,173,203	$3,237,549

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

International Small Cap Fund		Strategic International Equity Fund
For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012	For the Fiscal Year Ended October 31, 2013	For the Fiscal Year Ended October 31, 2012

$1,674,890	$639,533	$746,999	$943,082
13,974,773	(2,760,412)	8,048,712	(345,319)
16,727,035	8,449,022	5,964,099	3,473,385
32,376,698	6,328,143	14,759,810	4,071,148

(82,903)	(369,815)	(373,449)	(1,361,342)
(1,373)	(4,225)	(41,315)	(133,041)
(5,492)	(20,832)	(70,264)	(195,805)
(1,022,695)	(802,770)	(545,277)	(240,702)
(9,020)	(14,688)	—	—
(5,265)	(2,360)	(1,935)	(2,189)
—	—	(121)	(142)
(1,126,748)	(1,214,690)	(1,032,361)	(1,933,221)

100,581,076	36,749,367	17,704,507	24,664,908
1,108,249	1,125,734	1,014,248	1,879,700
(24,175,346)	(23,585,561)	(13,212,250)	(34,034,953)
77,513,979	14,289,540	5,506,505	(7,490,345)
—	21,131	—	—
77,513,979	14,310,671	5,506,505	(7,490,345)
108,763,929	19,424,124	19,233,954	(5,352,418)

81,580,622	62,156,498	53,974,062	59,326,480
$190,344,551	$81,580,622	$73,208,016	$53,974,062
$2,093,070	$688,043	$441,369	$654,267

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$15.58	$0.15		$4.71	$4.86	$(0.44)	$—
2013 - B	15.37	0.01		4.66	4.67	(0.34)	—
2013 - C	14.60	0.02		4.41	4.43	(0.38)	—
2013 - Institutional	15.92	0.23		4.79	5.02	(0.55)	—
2013 - Service	15.69	0.14		4.72	4.86	(0.47)	—
2013 - IR	15.87	0.16		4.82	4.98	(0.56)	—
2012 - A	14.74	0.28		0.93	1.21	(0.47)	0.10
2012 - B	14.48	0.16		0.94	1.10	(0.31)	0.10
2012 - C	13.82	0.16		0.87	1.03	(0.35)	0.10
2012 - Institutional	15.07	0.32		0.97	1.29	(0.54)	0.10
2012 - Service	14.85	0.26		0.94	1.20	(0.46)	0.10
2012 - IR	15.06	0.28		0.98	1.26	(0.55)	0.10
2011 - A	16.81	0.42	(e)	(2.22)	(1.80)	(0.27)	—
2011 - B	16.46	0.28	(e)	(2.15)	(1.87)	(0.11)	—
2011 - C	15.79	0.29	(e)	(2.09)	(1.80)	(0.17)	—
2011 - Institutional	17.18	0.50	(e)	(2.27)	(1.77)	(0.34)	—
2011 - Service	16.92	0.42	(e)	(2.24)	(1.82)	(0.25)	—
2011 - IR	17.22	0.63	(e)	(2.45)	(1.82)	(0.34)	—
2010 - A	15.22	0.10		1.79	1.89	(0.30)	—
2010 - B	14.90	(0.01)		1.74	1.73	(0.17)	—
2010 - C	14.35	(0.02)		1.69	1.67	(0.23)	—
2010 - Institutional	15.55	0.16		1.82	1.98	(0.35)	—
2010 - Service	15.32	0.08		1.80	1.88	(0.28)	—
2010 - IR (Commenced August 31, 2010)	15.13	0.02		2.07	2.09	—	—
2009 - A	13.18	0.21		2.41	2.62	(0.75)	0.17
2009 - B	12.72	0.12		2.36	2.48	(0.47)	0.17
2009 - C	12.40	0.10		2.29	2.39	(0.61)	0.17
2009 - Institutional	13.50	0.26		2.48	2.74	(0.86)	0.17
2009 - Service	13.28	0.19		2.43	2.62	(0.75)	0.17

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Total returns reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Service	Class IR
For the Fiscal Year Ended October 31, 2012	8.66%	7.91%	7.81%	9.15%	8.57%	8.92%
For the Fiscal Year Ended October 31, 2009	21.64	20.44	20.79	21.99	21.50	N/A

(e)	Reflects income recognized from a corporate action which amounted to $0.26 per share and 1.55% of average net assets.
(f)	Annualized.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CONCENTRATED INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)		Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$20.00	31.94%		$61,224	1.46%		1.69%		0.89%		189%
19.70	30.93		578	2.21		2.43		0.07		189
18.65	30.97		17,910	2.20		2.44		0.15		189
20.39	32.50		112,707	1.06		1.29		1.29		189
20.08	31.86		364	1.56		1.79		0.80		189
20.29	32.36		1,609	1.20		1.44		0.89		189
15.58	9.36	(d)	52,564	1.48		1.72		1.95		144
15.37	8.61	(d)	815	2.23		2.47		1.13		144
14.60	8.55	(d)	14,039	2.23		2.47		1.14		144
15.92	9.84	(d)	61,874	1.08		1.31		2.11		144
15.69	9.26	(d)	299	1.58		1.82		1.77		144
15.87	9.61	(d)	30	1.23		1.46		1.87		144
14.74	(10.89)		118,977	1.53		1.67		2.55	(e)	135
14.48	(11.46)		1,225	2.28		2.42		1.70	(e)	135
13.82	(11.55)		15,883	2.28		2.42		1.86	(e)	135
15.07	(10.53)		28,105	1.13		1.27		2.94	(e)	135
14.85	(10.96)		300	1.63		1.77		2.51	(e)	135
15.06	(10.80)		3	1.28		1.42		3.87	(e)	135
16.81	12.48		162,231	1.54		1.61		0.66		182
16.46	11.69		1,944	2.29		2.36		(0.07)		182
15.79	11.72		20,031	2.29		2.36		(0.11)		182
17.18	12.95		36,693	1.14		1.21		1.05		182
16.92	12.37		354	1.64		1.71		0.54		182
17.22	13.81		1	1.29	(f)	1.36	(f)	0.08	(f)	182
15.22	22.88	(d)	165,054	1.54		1.65		1.65		129
14.90	21.81	(d)	2,893	2.29		2.40		0.93		129
14.35	21.84	(d)	18,510	2.29		2.40		0.80		129
15.55	23.28	(d)	30,009	1.14		1.25		1.95		129
15.32	22.69	(d)	493	1.64		1.75		1.51		129

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$15.18	$0.16	(d)	$4.04	$4.20	$(0.12)
2013 - B	14.90	0.03	(d)	3.97	4.00	(0.05)
2013 - C	14.65	0.04	(d)	3.88	3.92	(0.05)
2013 - Institutional	15.67	0.25	(d)	4.14	4.39	(0.24)
2013 - Service	15.04	0.14	(d)	3.99	4.13	(0.17)
2013 - IR	15.65	0.25	(d)	4.10	4.35	(0.23)
2012 - A	14.06	0.11		1.26	1.37	(0.25)
2012 - B	13.74	(0.01)		1.27	1.26	(0.10)
2012 - C	13.54	—	(e)	1.24	1.24	(0.13)
2012 - Institutional	14.53	0.17		1.29	1.46	(0.32)
2012 - Service	13.98	0.09		1.25	1.34	(0.28)
2012 - IR	14.50	0.14		1.30	1.44	(0.29)
2011 - A	14.62	0.08	(f)	(0.39)	(0.31)	(0.25)
2011 - B	14.29	(0.04	)(f)	(0.38)	(0.42)	(0.13)
2011 - C	14.10	(0.03	)(f)	(0.38)	(0.41)	(0.15)
2011 - Institutional	15.06	0.15	(f)	(0.38)	(0.23)	(0.30)
2011 - Service	14.53	0.06	(f)	(0.38)	(0.32)	(0.23)
2011 - IR	15.09	0.18	(f)	(0.47)	(0.29)	(0.30)
2010 - A	12.27	0.04	(g)	2.74	2.78	(0.43)
2010 - B	12.01	(0.06	)(e)	2.69	2.63	(0.35)
2010 - C	11.85	(0.05	)(e)	2.64	2.59	(0.34)
2010 - Institutional	12.62	0.10	(g)	2.81	2.91	(0.47)
2010 - Service	12.20	0.03	(g)	2.72	2.75	(0.42)
2010 - IR (Commenced August 31, 2010)	12.90	0.02	(g)	2.17	2.19	—
2009 - A	9.48	0.10		3.25	3.35	(0.56)
2009 - B	9.12	0.02		3.20	3.22	(0.33)
2009 - C	9.06	0.01		3.17	3.18	(0.39)
2009 - Institutional	9.82	0.15		3.35	3.50	(0.70)
2009 - Service	9.42	0.09		3.24	3.33	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from special dividends which amounted to $0.06 per share and 0.31% of average net assets.
(e)	Amount is less than $0.005 per share.
(f)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.16% of average net assets.
(g)	Reflects income recognized from special dividends which amounted to $0.01 per share and 0.10% of average net assets.
(h)	Annualized.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(c)

$19.26	27.90%	$14,029	1.56%		1.88%		0.94	%(d)	89%
18.85	26.90	450	2.31		2.63		0.17	(d)	89
18.52	26.81	2,389	2.31		2.63		0.22	(d)	89
19.82	28.43	171,473	1.16		1.46		1.39	(d)	89
19.00	27.75	1,035	1.66		1.98		0.87	(d)	89
19.77	28.20	968	1.31		1.62		1.44	(d)	89
15.18	9.84	10,551	1.58		2.18		0.80		85
14.90	9.10	452	2.33		2.92		(0.05)		85
14.65	9.14	1,796	2.33		2.92		(0.01)		85
15.67	10.49	67,614	1.18		1.73		1.14		85
15.04	9.77	805	1.68		2.25		0.65		85
15.65	10.13	362	1.33		1.84		0.93		85
14.06	(1.97)	22,537	1.60		1.94		0.54	(f)	117
13.74	(2.71)	622	2.35		2.69		(0.25	)(f)	117
13.54	(2.68)	2,177	2.35		2.69		(0.23	)(f)	117
14.53	(1.59)	36,067	1.20		1.54		0.95	(f)	117
13.98	(2.05)	730	1.70		2.04		0.41	(f)	117
14.50	(1.72)	24	1.35		1.69		1.12	(f)	117
14.62	23.11	23,503	1.60		1.86		0.31	(g)	155
14.29	22.24	919	2.35		2.61		(0.45	)(e)	155
14.10	22.18	2,120	2.35		2.61		(0.43	)(e)	155
15.06	23.61	89,035	1.20		1.46		0.78	(g)	155
14.53	22.91	490	1.70		1.96		0.23	(g)	155
15.09	16.74	1	1.35	(h)	1.61	(h)	0.73	(g)(h)	155
12.27	37.78	22,952	1.60		2.08		0.93		161
12.01	36.79	1,015	2.35		2.83		0.18		161
11.85	36.79	1,924	2.35		2.83		0.12		161
12.62	38.50	68,199	1.20		1.68		1.45		161
12.20	37.85	414	1.70		2.18		0.86		161

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of year	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income	Increase from regulatory settlements
FOR THE FISCAL YEARS ENDED OCTOBER 31,
2013 - A	$11.06	$0.14		$2.80	$2.94	$(0.19)	$—
2013 - B	9.88	0.05		2.50	2.55	(0.13)	—
2013 - C	10.01	0.04		2.54	2.58	(0.14)	—
2013 - Institutional	11.58	0.19		2.93	3.12	(0.26)	—
2013 - IR	11.11	0.18		2.80	2.98	(0.25)	—
2013 - R	11.14	0.08		2.85	2.93	(0.19)	—
2012 - A	10.62	0.20		0.61	0.81	(0.37)	—
2012 - B	9.51	0.09		0.57	0.66	(0.29)	—
2012 - C	9.64	0.10		0.57	0.67	(0.30)	—
2012 - Institutional	11.11	0.19		0.71	0.90	(0.43)	—
2012 - IR	10.70	0.21		0.63	0.84	(0.43)	—
2012 - R	10.57	0.16		0.64	0.80	(0.23)	—
2011 - A	11.71	0.28	(d)	(1.25)	(0.97)	(0.12)	—
2011 - B	10.49	0.17	(d)	(1.12)	(0.95)	(0.03)	—
2011 - C	10.63	0.17	(d)	(1.12)	(0.95)	(0.04)	—
2011 - Institutional	12.24	0.25	(d)	(1.22)	(0.97)	(0.16)	—
2011 - IR	11.70	0.17	(d)	(1.06)	(0.89)	(0.11)	—
2011 - R	11.64	0.27	(d)	(1.26)	(0.99)	(0.08)	—
2010 - A	10.55	0.10		1.19	1.29	(0.13)	—
2010 - B	9.46	0.01		1.07	1.08	(0.05)	—
2010 - C	9.59	0.01		1.09	1.10	(0.06)	—
2010 - Institutional	11.02	0.10		1.28	1.38	(0.16)	—
2010 - IR	10.54	0.12		1.19	1.31	(0.15)	—
2010 - R	10.52	0.07		1.19	1.26	(0.14)	—
2009 - A	9.01	0.14		1.77	1.91	(0.38)	0.01
2009 - B	8.08	0.07		1.58	1.65	(0.28)	0.01
2009 - C	8.17	0.07		1.61	1.68	(0.27)	0.01
2009 - Institutional	9.42	0.19		1.84	2.03	(0.44)	0.01
2009 - IR	9.03	0.17		1.76	1.93	(0.43)	0.01
2009 - R	8.99	0.08		1.80	1.88	(0.36)	0.01

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	The Fund's portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund's portfolio turnover rate may be higher.
(d)	Reflects income recognized from a corporate action which amounted to $0.14 per share and 1.22% of average net assets.
(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional	Class IR	Class R
For the Fiscal Year Ended October 31, 2009	22.37%	21.40%	21.31%	22.76%	22.57%	22.02%

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND

Net asset value, end of year	Total return(b)	Net assets, end of year (in 000s)	Ratio of net expenses to average net assets	Ratio of total expenses to average net assets	Ratio of net investment income to average net assets		Portfolio turnover rate(c)

$13.81	27.11%	$23,850	1.47%	1.87%	1.16%		102%
12.30	26.15	2,518	2.22	2.62	0.41		102
12.45	26.06	5,700	2.22	2.62	0.37		102
14.44	27.63	41,058	1.07	1.47	1.51		102
13.84	27.37	65	1.22	1.62	1.49		102
13.88	26.72	17	1.72	2.11	0.61		102
11.06	8.17	21,854	1.45	1.95	1.91		119
9.88	7.41	3,203	2.20	2.70	1.00		119
10.01	7.35	5,147	2.20	2.70	1.01		119
11.58	8.58	23,684	1.05	1.51	1.68		119
11.11	8.42	79	1.20	1.68	2.01		119
11.14	7.87	7	1.70	2.19	1.49		119
10.62	(8.40)	41,862	1.45	1.78	2.36	(d)	139
9.51	(9.08)	4,344	2.20	2.53	1.57	(d)	139
9.64	(9.00)	6,643	2.20	2.53	1.63	(d)	139
11.11	(8.04)	6,416	1.05	1.38	2.02	(d)	139
10.70	(7.69)	56	1.20	1.53	1.56	(d)	139
10.57	(8.61)	7	1.70	2.03	2.30	(d)	139
11.71	12.34	60,561	1.45	1.71	0.89		121
10.49	11.44	6,814	2.20	2.46	0.12		121
10.63	11.48	8,845	2.20	2.46	0.13		121
12.24	12.69	21,434	1.05	1.31	0.90		121
11.70	12.55	7	1.20	1.46	1.13		121
11.64	12.06	28	1.70	1.96	0.67		121
10.55	22.50 (e)	55,454	1.45	1.98	1.52		133
9.46	21.58 (e)	8,958	2.20	2.73	0.93		133
9.59	21.47 (e)	9,520	2.20	2.73	0.92		133
11.02	22.91 (e)	6,408	1.05	1.58	2.02		133
10.54	22.71 (e)	6	1.20	1.73	1.88		133
10.52	22.07 (e)	33	1.70	2.23	0.81		133

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements

October 31, 2013

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
Concentrated International Equity and International Small Cap	A, B, C, Institutional, Service and IR	Diversified
Strategic International Equity	A, B, C, Institutional, IR and R	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Class IR and Class R Shares are not subject to a sales charge.

Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAMI’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. The Trustees have delegated to GSAMI day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAMI regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under Valuation Procedures approved by the Trustees. GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of October 31, 2013:

CONCENTRATED INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$4,966,562	$—		$—
Other	—	184,098,541	(a)	—
Total	$4,966,562	$184,098,541		$—

INTERNATIONAL SMALL CAP

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$17,078,593	$1,376,677	(a)	$—
Other	2,855,537	164,600,682	(a)	—
Total	$19,934,130	$165,977,359		$—

Derivative Type
Assets(b)
Futures Contracts	$839	$—		$—

STRATEGIC INTERNATIONAL EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments
North and South America	$1,326,626	$—		$—
Other	3,464,015	67,507,714	(a)	—
Total	$4,790,641	$67,507,714		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for certain international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain at fiscal year end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2013

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of October 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure:

Fund	Risk	Statements of Assets and Liabilities	Assets
International Small Cap	Equity	Receivable for unrealized gain on futures variation margin	$839	(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended October 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Concentrated International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$5,819	$—	1
International Small Cap	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	437,676	(580)	102
Strategic International Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(4,420)	4,629	13

a)	Average number of contracts is based on the average of month end balances for the fiscal year ended October 31, 2013.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the fiscal year ended October 31, 2013, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Fee Rate						Effective Net Management Fee Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Concentrated International Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.94	%*
International Small Cap	1.10	1.10	0.99	0.94	0.92	1.10	1.08	*
Strategic International Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.85

*	GSAMI agreed to waive a portion of its management fee in order to achieve the effective net management fee rates shown above for the Concentrated International Equity and International Small Cap Funds, respectively, through at least February 28, 2014. Prior to such date GSAMI may not terminate the arrangement without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.75%	0.50%
Service Plan	—	0.25	0.25	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C Shares’ CDSC. During the fiscal year ended October 31, 2013, Goldman Sachs advised that it retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class B	Class C
Concentrated International Equity	$2,241	$—	$421
International Small Cap	1,121	—	—
Strategic International Equity	1,843	—	—

D.  Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate of 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2013

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

follows: 0.19% of the average daily net assets of Class A, Class B, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAMI has agreed to limit certain “Other Expense” of the Funds (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Concentrated International Equity, International Small Cap and Strategic International Equity Funds are 0.064%, 0.034% and 0.164%, respectively. Prior to February 28, 2013, the Other Expense limitation for the Concentrated International Equity and International Small Cap were 0.104% and 0.064%. These Other Expense limitations will remain in place through at least February 28, 2014, and prior to such date GSAMI may not terminate the arrangements without the approval of the Trustees. The Funds are amortizing their respective share of costs related to proxy and shareholder meetings, and GSAM has agreed to reimburse each Fund to the extent such expenses exceed a specified percentage of the Fund’s net assets. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the fiscal year ended October 31, 2013, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Custody Fee Credits	Other Expense Reimbursement	Total Expense Reductions
Concentrated International Equity	$89,101	$1,912	$256,189	$347,202
International Small Cap	25,202	4,840	354,679	384,721
Strategic International Equity	—	1,459	241,498	242,957

As of October 31, 2013, the amounts owed to affiliates of the Funds were as follows:

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
Concentrated International Equity	$147,797	$28,010	$16,276	$192,083
International Small Cap	172,206	5,646	8,587	186,439
Strategic International Equity	52,285	12,031	6,536	70,852

G.  Line of Credit Facility — As of October 31, 2013, the Funds participated in a $780,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $220,000,000, for a total of up to $1,000,000,000. This facility is to be used solely for temporary or emergency purposes, which may include the funding of redemptions. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2013, the Funds did not have any borrowings under the facility. Prior to May 8, 2013, the committed amount available through the facility was $630,000,000.

H.  Other Transactions with Affiliates — For the fiscal year ended October 31, 2013. Goldman Sachs earned $510, $3,911 and $756 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

the Futures Commission Merchant, on behalf of the Concentrated International Equity, International Small Cap and Strategic International Equity Funds, respectively.

As of October 31, 2013, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of 43% of the total outstanding shares of the International Small Cap Fund.

As of October 31, 2013, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 14% and 53% of the Class IR and Class R Shares of the Strategic International Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended October 31, 2013, were as follows:

Fund	Purchases	Sales and Maturities
Concentrated International Equity	$297,330,069	$277,875,692
International Small Cap	184,416,049	107,803,429
Strategic International Equity	67,130,352	60,509,351

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended October 31, 2013 was as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$4,000,072	$1,126,748	$1,032,361

The tax character of distributions paid during the fiscal year ended October 31, 2012 was as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Distributions paid from:
Ordinary income	$5,104,553	$1,214,690	$1,933,221

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2013

7. TAX INFORMATION (continued)

As of October 31, 2013, the components of accumulated earnings (losses) on a tax-basis were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Undistributed ordinary income — net	$1,173,203	$3,673,453	$441,369
Capital loss carryforwards:(1)
Expiring 2016	$(99,325,971)	$(6,313,340)	$(21,286,348)
Expiring 2017	(106,107,378)	(19,170,113)	(28,233,535)
Expiring 2019	(9,250,431)	—	—
Total capital loss carryforwards	$(214,683,780)	$(25,483,453)	$(49,519,883)
Unrealized gains — net	13,129,821	18,608,927	9,985,009
Total accumulated losses — net	$(200,380,756)	$(3,201,073)	$(39,093,505)

(1)	Expiration occurs on October 31 of the year indicated. The Concentrated International Equity, International Small Cap and Strategic International Equity Funds utilized $26,203,928, $12,860,670 and $7,661,413, respectively, of capital losses in the current fiscal year.

As of October 31, 2013, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Concentrated International Equity	International Small Cap	Strategic International Equity
Tax cost	$175,957,384	$167,301,201	$62,323,179
Gross unrealized gain	15,877,228	24,234,624	10,588,048
Gross unrealized loss	(2,769,509)	(5,624,336)	(612,872)
Net unrealized security gain	$13,107,719	$18,610,288	$9,975,176
Net unrealized gain (loss) on other investments	22,102	(1,361)	9,833
Net unrealized gain	$13,129,821	$18,608,927	$9,985,009

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of passive foreign investment company investments.

In order to present certain components of the Funds’ capital accounts on a tax-basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds and result primarily from expired capital loss carryforwards and differences in the tax treatment of foreign currency transactions and passive foreign investment company investments.

	Accumulated Net Realized Loss	Undistributed Net Investment Income
Concentrated International Equity	$(431,681)	$431,681
International Small Cap	(856,885)	856,885
Strategic International Equity	(72,464)	72,464

GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Issuer Concentration Risk — The Concentrated International Equity Fund intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Fund may affect the overall value of the Fund more than it would affect a mutual fund that holds more investments. In particular, the Fund may be more susceptible to adverse developments affecting any single issuer in the Fund and may be susceptible to greater losses because of these developments.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2013

10. OTHER MATTERS

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board issued an Accounting Standards Update No.2011-11: Disclosures about offsetting Assets and Liabilities (“ASU”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. At this time, GSAMI is evaluating the implications of these changes on the financial statements.

11. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than the item discussed below, GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Effective February 28, 2014, the Goldman Sachs Concentrated International Equity Fund will change its name to the Goldman Sachs Focused International Equity Fund. In addition, GSAMI has agreed to (i) increase the management fee waiver in effect for the Concentrated International Equity Fund, such that the Fund’s annualized effective net management fee rate will be reduced from 0.94% to 0.85% of the Fund’s average daily net assets, and (ii) reduce the expense cap limitation imposed on the Fund’s “other expenses” from 0.064% to 0.014% of the Fund’s average daily net assets. With respect to the Strategic International Equity Fund, also effective as of the same date, GSAMI has agreed to reduce the expense cap limitation imposed on the Fund’s “other expenses” from 0.164% to 0.014% of the Fund’s average daily net assets.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Concentrated International Equity Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	378,015	$6,966,587	280,427	$4,781,458
Shares converted from Class B(a)	2,956	51,654	6,886	98,309
Reinvestment of distributions	91,194	1,418,987	266,286	3,562,905
Shares redeemed	(784,048)	(13,442,524)	(5,250,409)	(74,406,755)
	(311,883)	(5,005,296)	(4,696,810)	(65,964,083)
Class B Shares
Shares sold	1,571	27,933	45	8,443
Shares converted to Class A(a)	(2,989)	(51,654)	(6,819)	(98,309)
Reinvestment of distributions	1,140	17,595	1,852	24,589
Shares redeemed	(23,376)	(402,111)	(26,646)	(378,056)
	(23,654)	(408,237)	(31,568)	(443,333)
Class C Shares
Shares sold	190,565	3,154,648	210,571	2,906,921
Reinvestment of distributions	23,511	343,499	29,969	378,213
Shares redeemed	(215,028)	(3,495,722)	(428,367)	(5,773,005)
	(952)	2,425	(187,827)	(2,487,871)
Institutional Shares
Shares sold	2,022,023	37,999,300	2,774,476	40,001,836
Reinvestment of distributions	132,560	2,095,772	68,565	933,857
Shares redeemed	(511,677)	(8,898,836)	(821,895)	(11,960,654)
	1,642,906	31,196,236	2,021,146	28,975,039
Service Shares
Shares sold	493	7,740	1,250	19,247
Reinvestment of distributions	79	1,230	119	1,605
Shares redeemed	(1,504)	(25,605)	(2,541)	(37,739)
	(932)	(16,635)	(1,172)	(16,887)
Class IR Shares
Shares sold	108,795	1,976,136	3,549	53,277
Reinvestment of distributions	788	12,406	94	1,281
Shares redeemed	(32,209)	(621,842)	(1,943)	(29,468)
	77,374	1,366,700	1,700	25,090
NET INCREASE (DECREASE)	1,382,859	$27,135,193	(2,894,531)	$(39,912,045)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Notes to Financial Statements (continued)

October 31, 2013

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Small Cap Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	268,667	$4,694,053	217,077	$2,973,403
Shares converted from Class B(a)	1,869	32,142	1,585	23,206
Reinvestment of distributions	5,193	78,988	27,182	350,377
Shares redeemed	(242,021)	(4,047,413)	(1,154,032)	(15,962,896)
	33,708	757,770	(908,188)	(12,615,910)
Class B Shares
Shares sold	336	5,477	3,815	53,981
Shares converted to Class A(a)	(1,903)	(32,142)	(1,612)	(23,206)
Reinvestment of distributions	82	1,223	310	3,950
Shares redeemed	(4,987)	(81,934)	(17,470)	(238,438)
	(6,472)	(107,376)	(14,957)	(203,713)
Class C Shares
Shares sold	25,108	434,622	13,811	194,428
Reinvestment of distributions	300	4,425	1,140	14,270
Shares redeemed	(19,062)	(303,130)	(53,055)	(726,048)
	6,346	135,917	(38,104)	(517,350)
Institutional Shares
Shares sold	5,412,841	94,847,665	2,235,787	33,194,239
Reinvestment of distributions	64,742	1,009,328	55,817	740,136
Shares redeemed	(1,137,755)	(19,574,533)	(460,974)	(6,619,666)
	4,339,828	76,282,460	1,830,630	27,314,709
Service Shares
Shares sold	375	6,040	334	5,106
Reinvestment of distributions	601	9,020	1,146	14,641
Shares redeemed	—	—	(167)	(2,111)
	976	15,060	1,313	17,636
Class IR Shares
Shares sold	35,017	593,219	23,705	349,341
Reinvestment of distributions	338	5,265	178	2,360
Shares redeemed	(9,503)	(168,336)	(2,423)	(36,402)
	25,852	430,148	21,460	315,299
NET INCREASE	4,400,238	$77,513,979	892,154	$14,310,671

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Strategic International Equity Fund

	For the Fiscal Year Ended October 31, 2013		For the Fiscal Year Ended October 31, 2012

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	154,622	$1,873,207	672,334	$6,889,405
Shares converted from Class B(a)	42,523	518,619	61,941	641,950
Reinvestment of distributions	32,705	366,299	139,238	1,338,080
Shares redeemed	(478,751)	(5,774,966)	(2,840,387)	(29,018,009)
	(248,901)	(3,016,841)	(1,966,874)	(20,148,574)
Class B Shares
Shares sold	7,600	81,587	6,714	60,372
Shares converted to Class A(a)	(47,564)	(518,619)	(69,077)	(641,950)
Reinvestment of distributions	4,050	40,625	15,121	130,647
Shares redeemed	(83,416)	(899,467)	(85,274)	(791,750)
	(119,330)	(1,295,874)	(132,516)	(1,242,681)
Class C Shares
Shares sold	92,764	1,014,981	42,011	395,250
Reinvestment of distributions	6,073	61,707	19,438	170,082
Shares redeemed	(155,235)	(1,697,502)	(236,655)	(2,243,131)
	(56,398)	(620,814)	(175,206)	(1,677,799)
Institutional Shares
Shares sold	1,125,983	14,712,297	1,623,162	17,291,342
Reinvestment of distributions	46,618	543,561	23,808	238,560
Shares redeemed	(374,284)	(4,792,796)	(178,534)	(1,972,971)
	798,317	10,463,062	1,468,436	15,556,931
Class IR Shares
Shares sold	1,327	14,860	2,581	28,539
Reinvestment of distributions	173	1,935	227	2,189
Shares redeemed	(3,908)	(47,428)	(925)	(9,092)
	(2,408)	(30,633)	1,883	21,636
Class R Shares
Shares sold	584	7,575	—	—
Reinvestment of distributions	11	121	15	142
Shares redeemed	(7)	(91)	—	—
	588	7,605	15	142
NET INCREASE (DECREASE)	371,868	$5,506,505	(804,262)	$(7,490,345)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust — Goldman Sachs Fundamental International Equity Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Concentrated International Equity Fund, Goldman Sachs International Small Cap Fund and Goldman Sachs Strategic International Equity Fund (collectively the “Fundamental International Equity Funds”), funds of Goldman Sachs Trust, at October 31, 2013 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fundamental International Equity Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Fund Expenses — Six Month Period Ended October 31, 2013 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2013 through October 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Concentrated International Equity Fund				International Small Cap Fund				Strategic International Equity Fund
Share Class	Beginning Account Value 5/01/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*	Beginning Account Value 5/01/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*	Beginning Account Value 5/01/13	Ending Account Value 10/31/13		Expenses Paid for the 6 Months Ended 10/31/13*
Class A
Actual	$1,000	$1,142.90		$7.83	$1,000	$1,104.40		$8.22	$1,000	$1,106.50		$7.91
Hypothetical 5% return	1,000	1,017.90	+	7.38	1,000	1,017.39	+	7.88	1,000	1,017.69	+	7.58
Class B
Actual	1,000	1,138.80		11.86	1,000	1,100.40		12.18	1,000	1,102.20		11.87
Hypothetical 5% return	1,000	1,014.12	+	11.17	1,000	1,013.61	+	11.67	1,000	1,013.91	+	11.37
Class C
Actual	1,000	1,138.70		11.86	1,000	1,099.80		12.17	1,000	1,101.80		11.87
Hypothetical 5% return	1,000	1,014.12	+	11.17	1,000	1,013.61	+	11.67	1,000	1,013.91	+	11.37
Institutional
Actual	1,000	1,145.60		5.68	1,000	1,106.60		6.11	1,000	1,109.10		5.79
Hypothetical 5% return	1,000	1,019.91	+	5.35	1,000	1,019.41	+	5.85	1,000	1,019.71	+	5.55
Service
Actual	1,000	1,142.90		8.37	1,000	1,104.00		8.75	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,017.39	+	7.88	1,000	1,016.89	+	8.39	N/A	N/A		N/A
Class IR
Actual	1,000	1,145.00		6.49	1,000	1,105.70		6.90	1,000	1,108.10		6.64
Hypothetical 5% return	1,000	1,019.16	+	6.11	1,000	1,018.65	+	6.61	1,000	1,018.90	+	6.36
Class R
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,105.10		9.23
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,016.43	+	8.84

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended October 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR	Class R
Concentrated International Equity	1.45%	2.20%	2.20%	1.05%	1.55%	1.20%	N/A
International Small Cap	1.55	2.30	2.30	1.15	1.65	1.30	N/A
Strategic International Equity	1.49	2.24	2.24	1.09	N/A	1.25	1.74%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Concentrated International Equity, Goldman Sachs International Small Cap and Goldman Sachs Strategic International Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management International (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2014 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 12-13, 2013 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held four meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	each Fund’s expense trends over time;
(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive a portion of its management fees payable by the Concentrated International Equity and International Small Cap Funds and to limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and/or its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	information regarding commissions paid by the Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Concentrated International Equity and International Small Cap Funds’ Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2012, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2013. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time (including on a year-by-year basis) relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

The Trustees observed that the Concentrated International Equity Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-year period, in the third quartile for the three- and five-year periods, and in the fourth quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2013. The Trustees also observed that the International Small Cap Fund’s Class A Shares had placed in the top half of the Fund’s peer group for the one-, three-, and five-year periods and in the third quartile for the ten-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and five-year periods, and underperformed for the ten-year period ended March 31, 2013. They observed that the Strategic International Equity Fund’s Class A Shares had placed in the first quartile of the Fund’s peer group for the one-year period and in the third quartile for the three- and five-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three- and five-year periods ended March 31, 2013. The Trustees noted that, in the past several years, the Investment Adviser had augmented its research resources and had been improving its investment process for the International Small Cap Fund to better leverage local research teams. They also noted the team’s increased emphasis on internal communication among its analysts and Chief Investment Officers. The Trustees observed that these improvements had led to improved performance for the Funds.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody, and distribution fees, other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fees payable by the Concentrated International Equity and International Small Cap Funds and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Concentrated International Equity and Strategic International Equity Funds that would have the effect of lowering total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also noted that the Investment Adviser did not manage institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, and therefore this type of fee comparison was not possible.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2012 and 2011, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Concentrated International Equity Fund	International Small Cap Fund	Strategic International Equity Fund
First $1 billion	1.00%	1.10%	0.85%
Next $1 billion	0.90	1.10	0.77
Next $3 billion	0.86	0.99	0.73
Next $3 billion	0.84	0.94	0.72
Over $8 billion	0.82	0.92	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive a portion of its management fees payable by the Concentrated International Equity and International Small Cap Funds and to limit certain expenses of each of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2014.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting (the “Meeting”) of the Goldman Sachs Trust (“GST”) was held on October 15, 2013 to consider and act upon the proposals’ below.

At the Meeting, Donald C. Burke, Joseph P. LoRusso, Herbert J. Markley, James A. McNamara, and Roy W. Templin were elected to the Trust’s Board of Trustees. In electing trustees, the Trust’s shareholders voted as follows:

Proposal 1. Election of Trustees	For	Against	Withheld	Broker Non-Votes
Donald C. Burke	53,388,642,395.715	0	1,150,861,851.7004	0
Joseph P. LoRusso	53,405,131,628.159	0	1,134,372,619.260	0
Herbert J. Markley	53,435,916,168.391	0	1,103,588,079.028	0
James A. McNamara	53,432,564,581.647	0	1,106,939,665.772	0
Roy W. Templin	53,435,142,748.551	0	1,104,361,498.868	0

In addition to the individuals named above, Ashok N. Bakhru, John P. Coblentz, Jr., Diana M. Daniels, Jessica Palmer, Richard P. Strubel and Alan A. Shuch continue to serve on the Trust’s Board of Trustees.

At the Meeting, the Goldman Sachs Concentrated International Equity Fund failed to change its sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified.” The Trust’s shareholders voted as follows:

Proposal 2.

To approve a change to the Fund’s sub-classification under
the Investment Company Act of 1940 from “diversified” to
“non-diversified” and to eliminate a related fundamental
investment restriction.

	For	Against	Abstained	Broker Non-Votes
Concentrated International Equity Fund	2,437,976.115	78,624.114	124,390.330	3,835,896.190

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	108	None
Donald C. Burke Age: 53	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	Avista Corp. (an energy company)
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Mutual Fund Complex.	108	None
Diana M. Daniels Age: 64	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels serves as a Presidential Councilor of Cornell University (2013-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (2007-Present), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Joseph P. LoRusso Age: 56	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Herbert J. Markley Age: 63	Trustee	Since 2013	Mr. Markley is retired. Formerly, he was Executive Vice President, Deere & Company (an agricultural and construction equipment manufacturer) (2007-2009), and President, Agricultural Division, Deere & Company (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex.	106	None
Jessica Palmer Age: 64	Trustee	Since 2007	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	108	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
Roy W. Templin Age: 53	Trustee	Since 2013	Mr. Templin is retired. He is Director, Con-Way Incorporated (2012-Present); and was formerly Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004-2012). Trustee — Goldman Sachs Mutual Fund Complex.	106	Con-Way Incorporated (a transportation, supply-chain management and logistics services company)

Interested Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	108	None
Alan A. Shuch* Age: 63	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	106	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. Information is provided as of October 31, 2013.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to a waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Credit Strategies Fund (“GSCSF”), and Goldman Sachs Variable Insurance Trust (“GSVIT”). As of October 31, 2013, the Trust consisted of 93 portfolios (83 of which offered shares to the public); GSVIT consisted of 12 portfolios and GSCSF consisted of one portfolio. The Goldman Sachs Mutual Fund complex also includes, with respect to Messrs. Bakhru, Coblentz, Strubel and McNamara, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio. Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS FUNDAMENTAL INTERNATIONAL EQUITY FUNDS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Mutual Fund Complex (August 2012-Present) and Assistant Secretary — Goldman Sachs Mutual Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Treasurer and Senior Vice President	Since 2009

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of October 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Trust — Fundamental International Equity Funds — Tax Information (Unaudited)

From distributions paid during the year ended October 31, 2013, the total amount of income received by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds from sources within foreign countries and possessions of the United States was $0.3703, $0.1449, and $0.2034 per share, respectively, all of which is attributable to qualified passive income. The percentage of net investment income dividends paid from foreign sources by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds were 78.14%, 97.51%, and 92.88%, respectively. The total amount of taxes paid by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds was $0.0348, $0.0207, and $0.0234 per share, respectively.

For the year ended October 31, 2013, 100% of the dividends paid from net investment company taxable income by the Concentrated International Equity, International Small Cap, and Strategic International Equity Funds qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES

Ashok N. Bakhru, Chairman

Donald C. Burke

John P. Coblentz, Jr.

Diana M. Daniels

Joseph P. LoRusso

Herbert J. Markley

James A. McNamara

Jessica Palmer

Alan A. Shuch

Richard P. Strubel

Roy W. Templin

OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer* and Treasurer Caroline L. Kraus, Secretary
*Effective as of November 14, 2013, Mr. McHugh was appointed Principal Financial Officer.
GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of October 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2013 Goldman Sachs. All rights reserved. 117389.MF.MED.TMPL/12/2013 EQINTAR13/11.5K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2013	2012	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,304,956	$3,038,911	Financial Statement audits.

Audit-Related Fees:

• PwC	$2,340	$—	Other attest services.

Tax Fees:

• PwC	$864,950	$740,650	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	2012	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,516,680	$1,848,422	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended October 31, 2013 and October 31, 2012 were $867,290 and $740,650 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10.0 million and $11.6 million respectively. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2012 and 2011 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)

Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010 for its Short Duration and Government Fixed Income Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	December 19, 2013

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	December 19, 2013